SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )
         Filed by the Registrant  |X|
         Filed by a Party other than the Registrant  |_|
         Check the appropriate box:
     |X|  Preliminary Proxy Statement
     |_|  Definitive Proxy Statement
     |_|  Definitive Additional Materials
     |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
     |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           ORION ACQUISITION CORP. II
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
     |X|  No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


     --------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:


     --------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


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     (4)  Proposed maximum aggregate value of transaction:


     --------------------------------------------------------------------------
     (5)  Total fee paid:

     --------------------------------------------------------------------------
     |_|  Fee paid previously with preliminary materials:
     --------------------------------------------------------------------------
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     --------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

     --------------------------------------------------------------------------
     (4)  Date Filed:

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--------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                           Preliminary Proxy Materials

                           ORION ACQUISITION CORP. II
                       100 Wilshire Boulevard - Suite 1750
                         Santa Monica, California 90401
                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 5, 1999
                              --------------------


         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Orion Acquisition Corp. II ("Company") will be held at 100 Wilshire Boulevard, Suite 1750, Santa Monica, California 90401 on October 5, 1999 at 9:00 a.m. local time, for the following purposes:

         1. To consider and act upon a proposal to modify the Restated and Amended Certificate of Incorporation of the Company to eliminate Article Eight which requires a vote of two-thirds of the shares of Common Stock to approve a business combination;

         2. To consider and act upon a proposal to liquidate and terminate the Escrow Account of the Company at Chase Manhattan Bank, N.A. and distribute the funds to the Company for working capital purposes; and

         3. To transact such other business as may properly come before the Special Meeting, and any adjournment(s) thereof.

         The transfer books will not be closed for the Special Meeting. Only stockholders of record at the close of business on September 5, 1999 will be entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                             By Order of the Board of Directors


                                             Dyana Williams Marlett
                                             Secretary


Santa Monica, California
September 7, 1999

                           ORION ACQUISITION CORP. II



                                 PROXY STATEMENT



                               GENERAL INFORMATION



         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Orion Acquisition Corp. II ("Company") to be used at the Special Meeting of Stockholders of the Company to be held at 9:00 a.m. local time, on October 5, 1999 and any adjournment or adjournments thereof ("Special Meeting"). The Special Meeting will be held at 100 Wilshire Boulevard, Suite 1750, Santa Monica, California 90401. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

         The Company's executive offices are located at 100 Wilshire Boulevard - Suite 1750, Santa Monica, California 90401. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about September 7, 1999.

Record Date; Voting Securities

         The Board of Directors has fixed the close of business on September 5, 1999 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any and all adjournments thereof. As of September 5, 1999 the issued and outstanding voting securities of the Company were 890,000 shares of Common Stock, par value $.01 per share ("Common Stock"), the holders of which are entitled to one vote for each share of Common Stock.

Solicitation, Voting and Revocation of Proxies

         Proxies in the form enclosed are solicited by the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given under this solicitation and received in time for the special meeting will be voted as indicated in the proxy. If no instructions are given, proxies will be voted "FOR" the elimination of Article Eight relating to stockholder approval of business combinations, "FOR" the adoption of the plan of liquidation of the Escrow Account of the Company at Chase Manhattan Bank, N.A. and in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Special Meeting and voting in person. Attendance by a stockholder at the Special Meeting does not alone serve to revoke a proxy previously given.

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

         The proposal being submitted to the stockholders of the Company relating to the amendment to the Restated and Amended Articles of Incorporation to eliminate Article Eight will be approved by the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company. Abstentions from voting with respect to each of these proposals are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote on either of these proposals (because of either stockholder withholding or broker non-vote) are counted as "votes cast" with respect to such proposal and therefore will have the same effect as a vote against the proposal.

         The proposal being submitted to the stockholders of the Company relating to the liquidation and termination of the Escrow Account of the Company at Chase Manhattan Bank, N.A. will be approved by the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Abstentions from voting with respect to each of these proposals are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote on either of these proposals (because of either stockholder withholding or broker non-vote) are counted as "votes cast" with respect to such proposal and therefore will have the same effect as a vote against the proposal.

         All other matters that may be brought before the stockholders must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote (because of either stockholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

Annual Report

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998, which contains audited financial statements, and Quarterly Reports for the fiscal quarters ended March 30, 1999, and June 30, 1999, are available upon request to the Secretary of the Company.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as of September 5, 1999 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and executive officers of the Company as a group (based upon information furnished by such persons).



                                      Amount and Nature           Percent of
Name of Beneficial Owner (1)       of Beneficial Ownership        Class (2)
------------------------           -----------------------        ----------

Christopher A. Marlett                      208,200                   23.4%
Anthony DiGiandomenico                      166,875                   18.8%
Dyana Williams Marlett                       27,000                   30.3%
James D. Bowyer                             201,050                   22.6%
William C. Fioretti                          70,000                    7.9%
MDB Capital Group LLC                       147,650                   16.6%
All directors and executive officers        231,675                   26.0%
  as a group (five persons)



(1) The person's address is care of the Company at 100 Wilshire Boulevard - Suite 1750, Santa Monica, California 90401.

(2) Percentage includes all outstanding shares of Common Stock plus, for each person or group, any shares of Common Stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Includes 146,150 shares of Common Stock owned by MDB Capital Group LLC held in its trading account. Messrs. Christopher A. Marlett, Anthony DiGiandomenico and James D. Bowyer are the members and managing persons of MDB Capital Group LLC, and they are deemed to beneficially own the shares of Common Stock owned by MDB Capital Group LLC.

(4) Excludes 3,000 shares of Common Stock issuable on exercise of common stock purchase warrants not yet exerciseable.


                             DIRECTORS AND OFFICERS

         The persons listed below are the current directors and officers of the Company. On April 30, 1999, a group of stockholders beneficially owning 453,825 shares of Common Stock representing 50.99% of the outstanding shares of Common Stock, including each of the officers and directors listed below, took action by written consent to remove the then directors and officers of the Company and elect the current directors. Immediately thereafter, the new board of directors elected new officers. The identity of the members of the group and their beneficial ownership was disclosed in the Schedule 13D on April 30, 1999. The new management relocated the offices and books and records of the Company to 100 Wilshire Boulevard, Suite 1750, Santa Monica, California. This group was terminated on August 18, 1999, however, MDB Capital Group Inc. and its related parties continue to file on Schedule 13D to report their beneficial ownership.

                             Director
Name                    Age   Since      Position
------                 ----   -----      ----------
Christopher A. Marlett   35    1999      Chairman of the Board, Chief
                                             Executive Officer and Director
Anthony DiGiandomenico   33    1999      Chief Financial Officer and Director
Dyana Williams Marlett   32    1999      Chief Operating Officer, Secretary,
                                             Treasurer and Director
James D. Bowyer          60    1999      Director
William C. Fioretti      48    1999      Director

                  Christopher A. Marlett is a co-founder and member of MDB Capital Group LLC ("MDB"), an investment banking firm formed in December 1996. MDB is an NASD member broker-dealer which specializes in working with growth oriented companies. Prior to forming MDB, Mr. Marlett was employed as a Managing Director by Laidlaw Equities from May of 1995 to December of 1996 where he was in charge of Laidlaw's West Coast investment banking activities. From March of 1991 to May of 1995 Mr. Marlett was affiliated with Drake Capital Securities where he formed a division called Marlett/Mazzarella and directed all investment banking activities of the division. Mr. Marlett holds a degree in Business Administration from the University of Southern California.

                  Anthony DiGiandomenico is a co-founder and member of MDB, an investment banking firm formed in December 1996. Mr. DiGiandomenico served as President and CEO of the Digian Company from 1988 through 1996, a real estate development company and holds a Bachelors of Science Degree in Finance from the University of Colorado and a Masters in Business Administration from the Haas Business School at the University of California, Berkeley.

                  Dyana Williams Marlett is a co-founder of MDB and acts as its Chief Operating Officer. From March of 1995 to December of 1996, Ms. Marlett was employed by Laidlaw Equities as a Vice President handling investment banking and syndicate activities for the West Coast. From October of 1990 through March of 1995, Ms. Marlett was employed at Drake Capital Securities where she acted as Syndicate Manager. Ms.

Marlett holds several licenses with the National Association of Securities Dealers. Ms. Marlett is the wife of Mr. Christopher Marlett.

                  James D. Bowyer is a co-founder and member of MDB, an investment banking firm formed in December 1996. Mr. Bowyer was employed at Laidlaw Equities from August of 1995 to December of 1996. Mr. Bowyer's career has spanned over thirty years in the securities industry focused on financing and investing in growth companies. In 1976 Mr. Bowyer formed MacDonald, Krieger & Bowyer a full service broker-dealer based in Beverly Hills, California, which was subsequently sold in 1982. Mr. Bowyer then founded his own investment firm, J.D. Bowyer & Co. which he operated from 1983 to 1995.

                  William C. Fioretti is the founder of Agritech Labs, and has served as its president and a director since 1992. Agritech Labs is a research and development company which concentrates on veterinary bio-pharmaceuticals. Mr. Fioretti is also a founder of Mannatech Incorporated (NASDAQ:MTEX) a publicly traded direct marketing company specializing in consumer health products. Mr. Fioretti served Mannatech as the Chief Executive Officer from 1993 through 1996, as Chief Scientific Officer from 1996 through 1997 and a director from inception until his retirement from Mannatech in November of 1997. Mr. Fioretti completed his undergraduate education at Appalachian State University from 1970-1974, completed his graduate training at the Medical University of South Carolina from 1974-1978 and did post graduate training at the University of Florida from 1978-1980.

         Members of the Board of Directors generally are elected annually by the stockholders of the Company and may be removed as provided in the General Corporation Law of the State of Delaware and the Company's Articles of Incorporation and By-Laws. Officers are appointed by the Board of Directors and serve at their pleasure. The Board of Directors does not have any committees at this time.

Compensation of Directors

         Directors of the Company receive no cash compensation for serving on the Board of Directors, but they receive reimbursement of reasonable expenses incurred in attending meetings.

Executive Compensation

         The Company does not currently compensate any of the officers or other employees. The Company does not intend to provide any remuneration to officers or employees until after the acquisition, if any, of an operating business.

Certain Relationships and Related Transactions

         The Company uses the services and some of the employees of MDB Capital Group LLC and has its executive offices at the offices of MDB Capital Group LLC. The Company does not pay any amount to or for the employees of MDB Capital Group LLC or any rent for these offices. The Company reimburses MDB Capital Group LLC for documented out of pocket expenses incurred on its behalf.

         On May 5, 1999 and July 20, 1999, MDB Capital Group LLC lent to the Company the aggregate principal sum of $35,000. This loan is represented by unsecured promissory notes due on demand, bearing interest at the annual rate of 7% payable when the notes are paid. The proceeds of these loans have been used for working capital. Each of Christopher A. Marlett, Anthony DiGiandomenico, James D. Bowyer and Dyana Williams Marlett are officers and/or directors of the Company and principals and/or employees of MDB Capital Group LLC.

         Each of Christopher A. Marlett, Anthony DiGiandomenico, James D. Bowyer, William C. Fioretti and Dyana Williams Marlett, officers and/or directors of the Company, and MDB Capital Group LLC and Leonard Rothstein, have filed a Schedule 13D reporting ownership of 386,325 shares of Common Stock of the Company. Messrs. Marlett, DiGiandomenico, Bowyer and Rothstein and Ms. Marlett are principals and/or employees of MDB Capital Group LLC. These persons have reported on the Schedule 13D their intent to effect a business combination of the Company with another entity (including a merger, share exchange, purchase of capital stock, asset acquisition or other business combination), the possibility of changing the capital structure of the Company by negotiation or stockholder action, the amendment to the Restated and Amended Certificate of Incorporation to eliminate the two-third majority requirement to approve a business combination and the liquidation of the Escrow Account.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and ten percent stockholders are charged by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1998, all filing requirements applicable to its executive officers, directors and ten percent stockholders were fulfilled.

                                   PROPOSAL 1

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION


         On August 24, 1999, the Board of Directors adopted an amendment to the Restated and Amended Certificate of Incorporation ("Certificate") to eliminate Article Eight. This article relates to the requirement that two-thirds of the outstanding shares of Common Stock of the Company must approve any business combination as a condition to its consummation by the Company, regardless of whether or not this approval is required under applicable law. A business combination means a statutory merger, share exchange, purchase of capital stock, asset acquisition or other business combination with an operating business which may be in any location or industry.

         This provision was originally placed in the Certificate by the founders of the Company as a unique investor protection as a result of the particular business focus of the Company. Because the Company was originally created for the purpose of completing a business combination without restriction as to industry and structure and the Company was funded by a public offering in excess of $9,100,000 on July 2, 1996, it was determined that investors should be offered an opportunity to review any business combination and offered the ability to disapprove the proposal or withdraw their investment by redemption of their Common Stock. The need for this protection has been substantially reduced by the act of the Board of Directors on July 26, 1999 to distribute $9.00 from the escrow account established with Chase Manhattan Bank N.A. ("Escrow Account") by the Company, at the time of the initial public offering ("IPO"), to those holders of record at the close of business on July 22, 1999 who were entitled to the distribution of Escrow Account funds. In addition the period in which the original management of the Company was committed to pursue and complete a business combination has been exceeded by over a year. To a large extent, the Board of Directors believes the Company has changed sufficiently so this provision has outlived its usefulness.

         The Board of Directors intends to seek a business combination opportunity for the Company to the extent its resources permit. The Board of Directors believes that the elimination of this provision of the Certificate will offer flexibility to the Company in seeking a candidate with which it may effect a business combination. Without this provision, the Company will be able to act more quickly in approving a possible business combination. Also, without this provision, the Company will be a more attractive business combination partner since the cumbersome and lengthy process of stockholder approval under the Delaware General Corporation Law and the Federal securities laws may not be applicable to the consummation of a business combination. The Board of Directors and current management of the Company recommends this proposal as part of its plan (i) to meet its commitment of returning Escrow Account funds to the stockholders, (ii) to fund the obligations of the Company incurred in the past, and (iii) to the extent possible with the Escrow Account funds available to the Company, to seek a business combination opportunity that will bring value to the security holders of the Company.

         The elimination of Article Eight from the Certificate will not necessarily deprive stockholders of the opportunity to vote on a transaction. Depending on the structure of the transaction, it may be a requirement of Delaware General Corporation Law and the Federal securities laws that stockholders of the Company approve the transaction or a part of the transaction. For example, if the Company is a party to a merger where the Company is not the survivor or if financing of the transaction is required and the Company has insufficient Common Stock available for issuance, stockholder approval will be required.

         The Board of Directors has authorized the officers of the Company to refrain from filing the amendment to the Certificate if they determine that not to make the filing is in the best interests of the Corporation. The officers have been given the authority to make this decision in their discretion without the approval of the Board of Directors and despite the approval of the proposal by the stockholders of the Company.

         The affirmative vote of two-thirds in interest of the outstanding shares of Common Stock is required to adopt the amendment to the Restated Certificate of Incorporation to eliminate Article Eight. For this proposal, the affirmative vote of 593,334 shares of Common Stock is required. Each member of the Board of Directors, in the aggregate holding voting authority over an aggregate of 231,675 shares of Common Stock (26.0%), have indicated that they intend to vote in favor of this proposal.

         The Board of Directors unanimously recommends a vote "for" the approval of the adoption of the amendment to the Restated Certificate of Incorporation to eliminate Article Eight.

                                   PROPOSAL 2

              ADOPTION OF THE PLAN OF LIQUIDATION OF ESCROW ACCOUNT


         The Company was formed to serve as a vehicle to effect a business combination. To fund the Company, it completed an offering of its securities through the IPO on July 2, 1996 which raised approximately $9,100,000, after the expenses of the offering. Of this amount, $8,000,000 was placed in the Escrow Account with Chase Manhattan Bank, N.A. The funds deposited in the Escrow Account and the earnings thereon were held for the holders of the Common Stock sold in the IPO, to the exclusion of the other holders of Common Stock who acquired their shares prior to the IPO. The Company did not achieve a business combination within the period of two years after the IPO as it stated it would do in the prospectus related to the IPO offering. Because of stockholder dissatisfaction with the then management, a group of stockholders removed the then Board of Directors on April 30, 1999 and elected the current directors. The new Board of Directors immediately appointed the current officers of the Company.

         On July 26, 1999 the Company distributed $9.00 as a return of capital from the Escrow Account to those holders of record at the close of business on July 22, 1999, who were entitled to the distribution of Escrow Account funds. At the date of this proxy statement, there was approximately $2,080,000 remaining in the Escrow Account. At that date, the Company also had approximately $205,000 in unpaid obligations for such things as unpaid income taxes and accrued expenses, and the Company was incurring additional obligations for current operations and in defending itself against a legal action brought by a security holder.

         The Board of Directors has determined that it is in the best interests of the Company to seek the approval of the stockholders to liquidate the Escrow Account and distribute the remaining funds in the Escrow Account to the Company. The use of the funds received by the Company will be to pay its outstanding obligations that are approved by current management and to fund the operations of the Company on a going forward basis. Management also intends to use some of these funds to seek and effect a business combination. The management expects that the future expenses of the Company will include, but not be limited to, the reimbursement of operating expenses, the expenses associated with effecting a business combination, and funding litigation costs and payments of notes owed to MDB Capital Group LLC.

         Although management's intention is to pursue a business combination that will bring value to each of the constituent groups of securities holders, management may find that in the future the most prudent course of action is to dissolve the Company. In the event of this decision management will provide for the outstanding obligations of the Company as required by Delaware law, and provided there has been no issuance of Common Stock and no business combination, use their reasonable efforts to distribute those remaining assets of the Company that are identifiable to the funds in the Escrow Account immediately prior to its liquidation as herein provided to those holders of record holding shares of Common Stock issued in the IPO.

         Approval of the liquidation of the Escrow Account may be deemed to indirectly benefit the stockholders of the Company who were holders of Common Stock before the IPO ("Founding Stockholders"). The Founding Stockholders had waived their rights to any distribution from the Escrow Account in connection with the IPO. These persons, however, would have benefited from any business combination effected using the Escrow Account funds. The current proposal to liquidate the Escrow Account to the Company and use the funds for general working capital may be deemed to benefit the Founding Stockholders because they will remain stockholders and benefit from the efforts of current management to pay the outstanding obligations and achieve a possible business combination.

         The Board of Directors seeks the approval of the stockholders of the following resolution:

                  RESOLVED, that the management of the Company is hereby directed to take all such lawful action to cause the distribution of all the funds in the Escrow Account with Chase Manhattan Bank, N.A., created on or about July 2, 1996, to the Company for use as general working capital, without restriction of any kind, and to terminate the Escrow Account and pay the fees of the escrow agent in connection with the termination of the Escrow Account.

         The Board of Directors of the Company has determined that the proposal to liquidate the Escrow Account requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. For the purposes of this proposal, the affirmative vote of 445,001 shares of Common Stock is required. Each member of the Board of Directors, in the aggregate holding voting authority over an aggregate of 231,674 shares of Common Stock (26.0%), have indicated that they intend to vote in favor of this proposal.

         The Board of Directors unanimously recommends a vote "for" the approval of the adoption of the resolution to cause the liquidation of the Escrow Account and transfer of the funds to the working capital of the Company.


                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.


         STOCKHOLDER PROPOSALS

Stockholder Proposals and Nominations

         Proposals of and nominations by stockholders intended to be presented at the annual meeting to be held in 2000 must be received at the Company's offices by December 31, 1999 for inclusion in the proxy materials relating to that meeting. Stockholder proposals or nominations should be addressed to Dyana Williams Marlett, Secretary, Orion Acquisition Corp. II 100 Wilshire Boulevard - Suite 1750, Santa Monica, California 90401.

Discretionary Voting of Proxies on Other Matters

         The Company does not now intend to bring before the Special Meeting any matters other than those specified in the notice of the Special Meeting, and it does not know of any business which persons other than the Board of Directors intend to present at the Special Meeting. Should any business requiring a vote of the stockholders properly come before the Special Meeting, which is not specified in the notice, the persons named in the accompanying proxy are permitted to and intend to vote the shares represented by the proxy in accordance with their best judgment.


                                 OTHER BUSINESS

         Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Special Meeting or any date or dates to which an original or later adjournment of the meeting may be adjourned. As of the date of this Proxy Statement, the Company does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the Special Meeting, whether on the original date provided in the Notice of Special Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              Dyana Williams Marlett
                                              Secretary

Santa Monica, California
September 7, 1999

                       ORION ACQUISITION CORP. II - PROXY
                       Solicited By The Board Of Directors
        for Special Meeting of Stockholders To Be Held on October 5, 1999

          The undersigned Stockholder(s) of Orion Acquisition Corp. II, a
P   Delaware corporation ("Company"), hereby appoints Christopher A. Marlett and Anthony DiGiandomenico, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the
R undersigned at the Special Meeting of Stockholders of the Company to be held on October 5, 1999 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

O
        1. Approval of an amendment to the Restated and Amended Certificate of Incorporation to eliminate Article Eight.
X
        FOR  |_|         AGAINST  |_|        ABSTAIN |_|

Y

        2. Approval of the liquidation and termination of the escrow account of the Company at Chase Manhattan Bank, N.A

        FOR  |_|         AGAINST  |_|        ABSTAIN |_|


        3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

          |_| I plan on attending the Annual Meeting.

                                           Date: _________________, 1999



                                           ------------------------------------
                                           Signature



                                           ------------------------------------
                                           Signature if held jointly

                                           Please sign exactly as name appears
                                           above. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name
                                           by authorized person.